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                                                                    EXHIBIT 23.4

INDEPENDENT AUDITORS' CONSENT


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 24, 2000, in the registration statement on Form S-1 of Conexant Spinco, Inc.


/s/ GOLDSTEIN SABO TEVET
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Goldstein Sabo Tevet
Certified Public Accountants (Isr.)
Tel-Aviv, Israel
November 7, 2000